UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 17, 2009

COMMISSION FILE NUMBER: 000-254888

RG GLOBAL LIFESTYLES, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0230641
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2345 W Foothill, Suite 7
Upland, CA 92807
(Address of principal executive offices, including zip code)

(949) 888-9500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RG GLOBAL LIFESTYLES, INC.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In accordance with Mr. Jangbarwala’s resignation as registrants’ Chief Technology Officer discussed below, the employment agreement entered into on January 23, 2007 between Mr. Jangbarwala and registrant has been terminated.  Pursuant to the terms of the agreement, registrant owes no severance to Mr. Jangbarwala, and Mr. Jangbarwala has thirty days from April 17, 2009 to exercise all owned and vested compensation options to purchase registrant stock or such will be subject to forfeiture.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)           On April 17, Juzer Jangbarwala resigned from his positions as Director and Chief Technology Officer of registrant.

(b)           On April 21, the Board of Directors appointed current Director Mr. Grant King to the position of Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: April 24, 2009		RG GLOBAL LIFESTYLES, INC.

	By:	/s/ Grant King
Grant King
Chief Executive Officer